United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2015

Kansas City Life Insurance Company
(Exact name of registrant as specified in charter)

Missouri	001-33348	44-0308260
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3520 Broadway
Kansas City, Missouri	64111-2565
(Address of principal executive offices)	(Zip Code)

Telephone Number: (816) 753-7000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of stockholders of Kansas City Life Insurance Company was held on April 23, 2015.

(b)           The results, with respect to the one item voted upon at the annual meeting of stockholders, are set forth below.

Item 1.          Election of Directors.

Five board nominees for director were elected by a majority of the votes cast for terms expiring at the 2018 annual meeting of stockholders.  The voting results are as follows:

Nominee	For	Withheld	Broker Non-Votes
R. Philip Bixby	9,442,792	351,141	826,545
Michael Braude	9,442,792	97,380	826,545
John C. Cozad	9,442,792	3,793	826,545
Tracy W. Knapp	9,435,890	157,590	826,545
Mark A. Milton	9,441,678	73,502	826,545

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY
(Registrant)

By:  /s/ A. Craig Mason, Jr.
A. Craig Mason, Jr.
Senior Vice President, General Counsel and Secretary

April 23, 2015